HSBC FUNDS
HSBC ADVISOR FUNDS TRUST
(each, a “Trust” and, collectively, the “Trusts”)

Supplement dated June 26, 2014
to each Trust’s Statement of Additional Information, dated
February 28, 2014, as supplemented

Effectively immediately, the Proxy Voting Policy of HSBC Global Asset Management (USA), Inc. has been updated, as follows:

Section 1: Proxy Voting Policy

HSBC Global Asset Management (USA) Inc. (“AMUS”) has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with AMUS’s fiduciary duties and Section 206(4)-6 under the Investment Adviser’s Act of 1940, as amended (the “Advisers Act”). AMUS’ authority to vote the proxies of clients is established in the investment advisory contracts or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities for ERISA account set out in Department of Labor Interpretative Bulletin 2008-2, 29 CFR 2509.08-2 (October 17, 2008) also set out guidelines.

It is recognized that AMUS currently as of June 2014, manages fixed income portfolios; as such, fixed income securities are affected to a much lesser extent with regard to proxies than equity securities because fixed income securities generally have limited or no voting rights.

This policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interest of HSBC Global Asset Management (USA) Inc.’s (AMUS’s) clients including our proprietary mutual fund complex and in compliance with Rule 206(4)-6 of the Advisers Act, other applicable SEC rules and AMUS’s fiduciary responsibilities. AMUS retains ISS Proxy Voting Services to act as an independent voting agent on behalf of the AMUS clients, where applicable. ISS Proxy Voting Services provides objective proxy analysis and voting recommendations, and manages the operational end of the process, to ensure compliance with applicable laws and regulations.

AMUS has adopted ISS Proxy Voting Services’ Guidelines.

Circumstances may arise, where subject to contractual obligations established by a client, AMUS, through ISS Proxy Voting Services may take a limited role in voting proxies:

• AMUS reserves the right to abstain from voting a client proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

• AMUS may abstain from voting if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant;

• AMUS may abstain from voting shares of securities with unjustifiable costs (e.g. certain non-US securities)

Section 2: Standards

ISS Proxy Voting Services votes proxies based on their guidelines, however, certain accounts may warrant specialized treatment in voting proxies. Contractual stipulations and individual client direction will dictate how voting will be done in these cases.

Mutual Funds

Proxies will be voted in accordance with the requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940. Proxies of portfolio companies voted will be subject to any applicable investment restrictions of the fund and voted in accordance with any resolutions or other instructions approved by authorized persons of the fund.

ERISA Accounts

Responsibilities for voting ERISA accounts include: the duty of loyalty, prudence, compliance with the plan, as well as a duty to avoid prohibited transactions.

AMUS will provide clients with a copy of the policies and procedures upon request, In addition, clients may request at any time a copy of the firm’s voting records for their respective account(s) by making a formal request to AMUS. AMUS will make the information available within a reasonable time and in a manner appropriate to the nature of the advisory business.

ISS Proxy Voting Policies can be found: http://vds.issproxy.com/SearchPage.php?CustomerID=106

Section 3: Procedures

If a client wishes to direct how proxies are voted in their account, AMUS can work with ISS Proxy Voting Services to create a custom proxy policy to be implemented by ISS. However, AMUS reserves the right to maintain its standard position on all other client accounts. Clients can request their proxy voting record by contacting their Client Investment Service Manager at (212) 525-5000. Alternatively, clients may submit written requests to HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue – 7th Floor, New York, NY 10018, ATTN: Chief Compliance Officer.

Registered owners of record (e.g. the trustee or custodian bank) that receive proxy materials from the issuer or its information agent, or an ERISA plan, are instructed to forward it to ISS Proxy Voting Services, the voting delegate. Each proxy is then reviewed by ISS Proxy Voting Services and they will vote the proxy in accordance with the Proxy Voting Guidelines by returning the voted proxy to the issuer or its information agent.

AMUS attempts to minimize the risk of conflicts by adopting the policies of an independent third party. ISS Proxy Voting Services takes precautions to ensure its research is objective at all times and under all circumstances.

ISS Proxy Voting Services maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act. Such records include: (1) a copy of its policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by the adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written request for proxy voting records.

Proxy voting books and records will be maintained by ISS Proxy Voting Services in an easily accessible place for a minimum period of seven years from the end of the fiscal year in which entry was last made.

Section 4: Books and Records

All books and records are subject to the Investment Advisors Act of 1940: Rule 204-2 and Investment Company Act: Rules 31a-1 and 31a-2 books and records. See the Books and Records Section of the Compliance Manual for detailed requirements.

Section 5: Applicable Regulations

Section 206(4)-6 under the Investment Adviser’s Act of 1940, as amended (the “Advisers Act”).

Department of Labor Interpretative Bulletin 2008-2, 29 CFR 2509.08-2 (October 17, 2008) also set out Guidelines

Department of Labor Advisory Opinion 2007-07A (Dec. 21, 2007)

Investment Company Act

Disclosure of Proxy Voting Policies and Proxy Voting Records by Registered Management Investment Companies, SEC Release No. IC-25922 (Jan. 31, 2003)(Investment Company Proxy Voting Release)

The relevant Appendix of each Trust’s Statement of Additional Information including the current Proxy Voting Policy is revised accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.